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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 28, 2006

                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,

                       on behalf of RAMP Series-RS4 Trust
                       ----------------------------------
             (Exact name of registrant as specified in its charter)

           DELAWARE                333-131211-04               41-1955181
           --------                -------------               ----------
(State of Other Jurisdiction        (Commission             (I.R.S. Employer
      of Incorporation)             File Number)           Identification No.)

       8400 Normandale Lake Blvd.                                     55437
                Suite 250                                           ----------
         Minneapolis, Minnesota                                     (Zip Code)
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     (Address of Principal Executive
               Offices)

Registrant's telephone number, including area code, is (952) 857-7000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

SECTION 8--OTHER EVENTS

Item 8.01. Other Events.

     On June 28, 2006, the Registrant caused the issuance and sale of Mortgage
Asset-Backed Pass-Through Certificates, Series 2006-RS4, Class A-1, Class A-2,
Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5,
Class M-6, Class M-7, Class M-8, Class M-9, Class SB, Class R-I and Class R-II
Certificates (the "Certificates") pursuant to a Pooling and Servicing Agreement dated as of June 1, 2006, among the Registrant, Residential Funding Corporation, as Master Servicer and JPMorgan Chase Bank, N.A., as Trustee. The mortgage loans were sold to Residential Asset Mortgage Products, Inc. pursuant to an Assignment and Assumption Agreement, dated as of June 28, 2006 between Residential Funding
Corporation and Residential Asset Mortgage Products, Inc.

SECTION 9--FINANCIAL STATEMENT AND EXHIBITS

Item 9.01(d). Exhibits

     (a) Not applicable

     (b) Not applicable

     (c) Exhibits:

     The following execution copies of Exhibits to the Form S-3 Registration
Statement of the Registrant are hereby filed:

     10.1 Pooling and Servicing Agreement, dated as of June 1, 2006, among
Residential Asset Mortgage Products, Inc., as depositor, Residential Funding
Corporation, as master servicer, and JPMorgan Chase Bank, N.A., as trustee.

     10.2 Assignment and Assumption Agreement, dated as of June 28, 2006, between Residential Asset Mortgage Products, Inc. and Residential Funding
Corporation.

     10.3 Confirmation, dated as of June 28, 2006, between Bank of America, N.A.
and JPMorgan Chase Bank, N.A., as trustee on behalf of the RAMP Series 2006-RS4
Trust.

     99.1 Mortgage Loan Schedule

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

                                       By: /s/ Joseph Orning
                                           -------------------------------------
                                       Name:  Joseph Orning
                                       Title: Vice President

Dated: July 13, 2006

                                  EXHIBIT INDEX

Exhibit No.        Description
-----------        -----------

10.1               Pooling and Servicing Agreement, dated as of June 1, 2006, among Residential Asset Mortgage Products, Inc., as
                   depositor, Residential Funding Corporation, as master
                   servicer, and JPMorgan Chase Bank, N.A., as trustee.

10.2               Assignment and Assumption Agreement, dated as of June 28,
                   2006, between Residential Asset Mortgage Products, Inc. and
                   Residential Funding Corporation.

10.3               Confirmation, dated as of June 28, 2006, between Bank of
                   America, N.A. and JPMorgan Chase Bank, N.A., as trustee on behalf of the RAMP Series 2006-RS4 Trust.

99.1               Mortgage Loan Schedule